Exhibit 10.a

FIRST AMENDMENT

TO

SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of September 1, 2004 (this “First Amendment”) among CROWN CORK & SEAL RECEIVABLES (DE) CORPORATION, a Delaware corporation (the “Seller”), CROWN CORK & SEAL USA, INC., a Delaware corporation formerly known as Crown Cork & Seal Company (USA), Inc. (“Crown USA”), the banks and other financial institutions listed on the signature pages hereof as the Initial Purchasers (the “Purchasers”) and CITIBANK, N.A., a national banking association, as administrative agent (the “Agent”) for the Purchasers and the other Owners.

PRELIMINARY STATEMENTS:

(1) The Seller, Crown USA, the Purchasers and the Agent have entered into the Second Amended and Restated Receivables Purchase Agreement dated as of December 5, 2003 (the “Receivables Purchase Agreement”). Capitalized terms defined in the Receivables Purchase Agreement and not otherwise defined in this First Amendment are used in this First Amendment as defined in the Receivables Purchase Agreement.

(2) The Seller and Crown USA have requested the Purchasers and the Agent to agree to amend the Receivables Purchase Agreement to reflect that the Parent and certain subsidiaries have entered into a new Credit Agreement, dated as of the date hereof (as further described in the amended definition of “Existing Credit Facilities” in Section 1(c) below, the “Credit Agreement”), and as a consequence the Parent Undertaking Parties, the Seller, Crown USA and the Originators have entered into a Second Amended and Restated Intercreditor Agreement, dated as of the date hereof. The Seller, Crown USA, the Required Purchasers and the Agent have agreed to so amend the Receivables Purchase Agreement.

NOW, THEREFORE, in consideration of the premises, the parties hereto agree as follows:

SECTION 1. Amendments to Receivables Purchase Agreement. Effective as of the First Amendment Effective Date (as defined in Section 3 below), the Receivables Purchase Agreement is hereby amended as follows:

(a) by amending the definition of “Change of Control” in Section 1.01 thereof by replacing the existing definition with the following:

“‘Change of Control’ means (a) the acquisition of ownership, directly or indirectly (including, without limitation, through the issuance, sale or exchange of Equity Interests, a merger or consolidation or otherwise), beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934, as amended, and the rules of the Securities and Exchange Commission thereunder as in effect on the First Amendment Effective Date) of

Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Parent, (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Parent by Persons who were neither (i) nominated by the board of directors of the Parent nor (ii) appointed by directors so nominated, (c) the Parent shall cease to own, directly or indirectly, beneficially or of record 100% of the Equity Interests (other than directors’ qualifying shares) in the other Parent Undertaking Parties, Crown (USA) or any other Originator unless, in the case of such other Originator, such Originator is, upon at least five Business Days’ prior written notice to the Agent, sold by the Parent and thereupon ceases to be an Originator hereunder without causing an Event of Termination or a Potential Event of Termination to occur (other than a Change of Control which would arise solely under this clause (c) as a result of the sale of such Originator), or (d) the occurrence of a “Change in Control” as defined under the Existing Credit Facilities as in effect on the First Amendment Effective Date.”

(b) by amending the definition of “Commitment Termination Date” in Section 1.01 thereof by replacing the existing definition with the following:

“‘Commitment Termination Date’ means the earliest of (i) the third anniversary of the Effective Date, (ii) fifteen (15) days prior to the “Revolving Credit Maturity Date” under (and as defined in) the Existing Credit Facilities, or any extension, refinancing or replacement thereof consummated on terms and conditions reasonably satisfactory to the Agent, (iii) September 15, 2006 if, by such date, the 7% Senior Notes due December 2006 of Crown Cork & Seal Finance plc are not repaid or refinanced in full in a manner permitted by the Existing Credit Facilities or any extension, refinancing or replacement thereof consummated on terms and conditions reasonably satisfactory to the Agent, and (iv) the date of termination in whole of the aggregate Commitments pursuant to Section 2.03 or 7.01.”

(c) by amending the definition of “Existing Credit Facilities” in Section 1.01 thereof by replacing the existing definition with the following:

“ ‘Existing Credit Facilities’ means the facilities made available under (i) the Credit Agreement dated as of September 1, 2004 among Crown Americas, Inc. (f/k/a Crown Cork & Seal Americas, Inc.), Crown European Holdings S.A., the Parent and each other Parent Undertaking Party, certain other subsidiaries of the Parent party thereto, Citicorp North America, Inc., as administrative agent, Citibank International plc, as U.K. administrative agent and the banks and other financial institutions from time to time party thereto and (ii) any “Joinder Agreement” (as defined in the Credit Agreement referred to in clause (i) above) which becomes effective after the First Amendment Effective Date.”

(d) by adding the following definition of “First Amendment Effective Date” to Section 1.01 in proper alphabetical order:

“‘First Amendment Effective Date’ means the “First Amendment Effective Date” as defined in the First Amendment to Second Amended and Restated Receivables Purchase Agreement, dated as of September 1, 2004, among the Seller, Crown (USA), the Required Purchasers and the Agent.

(e) by amending the definition of “Intercreditor Agreement” in Section 1.01 thereof by replacing the existing definition with the following:

“ ‘Intercreditor Agreement’ means, collectively, (i) the Second Amended and Restated Intercreditor Agreement, dated as of September 1, 2004, in substantially the form of Exhibit K hereto, among the Agent, the Parent Undertaking Parties, the Seller, each US Originator and Citicorp North America, Inc., as administrative and U.S. collateral agent under the Existing Credit Facilities, and (ii) and any other intercreditor agreement (or supplement to the intercreditor agreement referred to in clause (i) above) requested by the Agent with respect to the Canadian Originator and/or the UK Originators, in each case as the same may from time to time be amended, supplemented or otherwise modified in accordance with the terms thereof and the second proviso to the first sentence of Section 11.01.”

(f) by amending Section 2.07(d) thereof by deleting the reference to “(the Existing Credit Facilities as in effect on the date hereof)” therein and substituting “(the Existing Credit Facilities as in effect on the First Amendment Effective Date)” in lieu thereof.

(g) by amending Section 3.02(c) thereof by inserting a reference to “the First Lien Notes Indenture,” immediately following the first reference to “the Existing Credit Facilities,” therein.

(h) by amending Section 11.02(b) thereof by deleting the reference therein to “hein.nugent@citigroup.com” and substituting “hien.nugent@citigroup.com” in lieu thereof.

(i) by amending Exhibit I thereto by replacing the existing copy of the Second Amended and Restated Parent Undertaking Agreement with a copy of the Third Amended and Restated Parent Undertaking Agreement attached as Exhibit A hereto.

(j) by amending Exhibit K thereto by replacing the existing copy of the Amended and Restated Intercreditor Agreement with a copy of the Second Amended and Restated Intercreditor Agreement attached as Exhibit B hereto.

SECTION 2. Representations and Warranties. The Seller hereby represents and warrants to each Purchaser and the Agent that (a) the representations and warranties contained in Section 4.01 of the Receivables Purchase Agreement, in Section 3.01 of the Receivables Contribution and Sale Agreement, and in Section 5 of the Parent Undertaking are correct in all material respects on and as of the First Amendment Effective Date as though made on and as of such date, other than any such representations and warranties that, by their terms, refer to a specific date other than the First Amendment Effective Date, in which case as of such dates and (b) no event has occurred and is continuing which constitutes an Event of Termination or a Potential Event of Termination.

SECTION 3. Condition of Effectiveness; Consent to Transaction Document Amendments. This First Amendment shall become effective as of the date first above written (the “First Amendment Effective Date”) upon the satisfaction of each of the following conditions:

(a) the Agent shall have received counterpart signature pages of each of the following documents (and each of the Purchasers party to this First Amendment hereby consents to the forms of the documents described in clauses (ii), (iii) and (iv) below and authorizes the Agent to execute or acknowledge such documents):

(i) this First Amendment duly executed by the Seller, Crown USA and the Required Purchasers;

(ii) the Third Amended and Restated Parent Undertaking, in the form attached as Exhibit A hereto, duly executed by each of the Parent Undertaking Parties;

(iii) the Second Amended and Restated Intercreditor Agreement, in the form attached as Exhibit B hereto, duly executed by each of the Parent Undertaking Parties, the Seller, each US Originator and Citicorp North America, Inc., in its capacity as administrative agent and U.S. collateral agent under the Existing Credit Facilities;

(iv) the First Amendment to Second Amended and Restated Receivables Contribution and Sale Agreement, in the form attached as Exhibit C hereto, duly executed by each of the Originators and the Seller; and

(v) such other agreements as the Agent may reasonably request;

(b) the Agent shall have received certified copies of each of the following documents:

(i) the Credit Agreement;

(ii) the First Lien Notes Indenture (as defined in the Credit Agreement);

(iii) the U.S. Intercreditor Agreement (as defined in the Credit Agreement);

(iv) the Euro Intercreditor Agreement (as defined in the Credit Agreement); and

(v) To the extent not previously delivered, each of the security agreements, pledge agreements and debentures (or amendments thereto) purporting to create security interests over accounts receivable of the Originators listed on Schedule VII to the Receivables Sale Agreement (as amended pursuant to the First Amendment thereto described in Section 3(a)(iv) above);

(c) each of the Credit Agreement and the First Lien Notes Indenture shall have become effective in accordance with their respective terms, and all loans outstanding under, and all other amounts due in respect of, the Credit Agreement, dated as of February 26, 2003, among Crown Americas, Inc. (f/k/a Crown Cork & Seal Americas, Inc.), Crown European Holdings S.A., each Parent Undertaking Party, certain subsidiaries of the Parent party thereto, the other financial institutions from time to time party thereto, and Citicorp North America, Inc., as administrative agent, and Citibank International plc, as U.K. administrative agent, shall have been repaid in full (or satisfactory arrangements made for such repayment) and the commitments thereunder shall have been permanently terminated;

(d) the Agent shall have received signed copies of the following legal opinions:

(i) Opinion of William T. Gallagher, Vice President, Secretary and General Counsel of the Parent, counsel to the Seller, each US Originator and the Parent Undertaking Parties, as to US corporate matters;

(ii) Opinion of Dechert LLP, U.S. legal counsel to the Seller, each US Originator, the Canadian Originator and the Parent Undertaking Parties as to enforceability and non-contravention matters; and

(iii) Opinion of Miller Thomson LLP, Ontario counsel to the Canadian Originator, as to Ontario limited partnership and third-party Canadian security document matters;

(e) the pro forma consolidated balance sheet of the Parent and projections, if any, delivered as conditions precedent to the effectiveness of the Credit Agreement;

(f) the Seller shall have reimbursed the Agent for the reasonable fees, costs and expenses incurred by or owing to it in connection with this First Amendment, and all other outstanding fees and expenses incurred prior to the First Amendment Effective Date, in each case which are payable under Section 11.04 of the Receivables Purchase Agreement, including, without limitation, the reasonable fees and expenses of Sidley Austin Brown & Wood LLP and Blake, Cassels & Graydon LLP; and

(g) the Agent shall have received an Officer’s Closing Certificate of the Parent concerning solvency and the satisfaction of the conditions precedent to the occurrence of the First Amendment Effective Date.

SECTION 4. Reference to and Effect on the Transaction Documents.

(a) On and after the date hereof, each reference in the Receivables Purchase Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Receivables Purchase Agreement, and each reference in any of the other Transaction Documents to the Receivables Purchase Agreement, “thereunder”, “thereof” or words of like import referring to the Receivables Purchase Agreement shall mean and be a reference to the Receivables Purchase Agreement as amended by this First Amendment.

(b) Except to the extent specifically amended hereby or pursuant to agreements delivered in connection with Sections 2(b), 2(c) and 2(d) above, all of the terms of the Receivables Purchase Agreement and the other Transaction Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects.

(c) The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or any Purchaser or other Owner under the Receivables Purchase Agreement or any other Transaction Document or constitute a waiver of, or a consent to departure from, any of the terms and conditions of the Receivables Purchase Agreement or any other Transaction Document, nor obligate any Purchaser or the Agent to agree to similar amendments in the future.

SECTION 5. Execution in Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this First Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this First Amendment.

SECTION 6. Governing Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

SECTION 7. Miscellaneous. This First Amendment is a Transaction Document. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed by their respective officers thereunto duly authorized, as of the date above written.

CROWN CORK & SEAL RECEIVABLES (DE) CORPORATION

By:	/S/ MICHAEL B. BURNS
Name:	Michael B. Burns
Title:	Vice President and Treasurer

CROWN CORK & SEAL USA, INC. (formerly known as Crown Cork & Seal Company (USA), Inc.)

By:	/S/ MICHAEL B. BURNS
Name:	Michael B. Burns
Title:	Assistant Treasurer

AGENT

CITIBANK, N.A., as Agent

By:	/S/ MILES D.MCMANUS
Miles D. McManus
Vice President and Director

PURCHASERS

AMSOUTH BANK.

By:	/S/ KEVIN R. ROGERS
Name:	Kevin R. Rogers
Title:	Attorney-in-Fact

CITIBANK, N.A.

By:	/S/ MILES D. MCMANUS
Miles D. McManus
Vice President and Director

THE CIT GROUP/COMMERCIAL SERVICES, INC.

By:	/S/ ANTHONY MONTEMARANO
Name:	Anthony Montemarano
Title:	Vice President

GMAC COMMERCIAL FINANCE LLC

By:	/S/ CHRISTOPHER M. GAUCH
Name:	Christopher M. Gauch
Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/S/ JEROME MCDERMOTT
Name:	Jerome McDermott
Title:	Duly Authorized Signatory

MUIRFIELD TRADING LLC

By:	/S/ MEREDITH J. KOSLICK
Name:	Meredith J. Koslick
Title:	Assistant Vice President

NATIONAL CITY BUSINESS CREDIT, INC. (f/k/a NATIONAL CITY COMMERCIAL FINANCE, INC.)

By:	/s/ William E. Welsh, Jr.
Name:	William E. Welsh, Jr.
Title:	Senior Associate

RZB FINANCE LLC

By:	/S/ JOHN A. VALISKA
Name:	John A. Valiska
Title:	Group Vice President

By:	/S/ CHRISTOPH HOEDL
Name:	Christoph Hoedl
Title:	Vice President

SIEMENS FINANCIAL SERVICES, INC.

By:	/S/ FRANK AMODIO
Name:	Frank Amodio
Title:	Vice President - Credit

WELLS FARGO FOOTHILL, INC.

By:	/S/ JUAN BARRERA
Name:	Juan Barrera
Title:	Vice President

WEBSTER BUSINESS CREDIT CORPORATION (f/k/a WHITEHALL BUSINESS CREDIT CORPORATION)

By:	/S/ ALAN F. MCKAY
Name:	Alan F. McKay
Title:	Vice President

EXHIBIT A

TO

FIRST AMENDMENT

TO

SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AND

SERVICING AGREEMENT

FORM OF THIRD AMENDED AND RESTATED PARENT UNDERTAKING AGREEMENT

ATTACHED.

EXHIBIT B

TO

FIRST AMENDMENT

TO

SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AND

SERVICING AGREEMENT

FORM OF SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT

ATTACHED.

EXHIBIT C

TO

FIRST AMENDMENT

TO

SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AND

SERVICING AGREEMENT

FORM OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED RECEIVABLES CONTRIBUTION AND SALE AGREEMENT

ATTACHED.